UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2022

3D SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-34220 (Commission File Number)	95-4431352 (IRS Employer Identification No.)

333 Three D Systems Circle Rock Hill, South Carolina	29730
(Address of Principal Executive Offices)	(Zip Code)

(803) 326-3900

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Financial Officer Change

On April 21, 2022, Jagtar Narula notified 3D Systems Corporation (the “Company”) of his resignation as Executive Vice President and Chief Financial Officer of the Company, effective May 20, 2022, to accept a new career opportunity.

On April 22, 2022, the Company engaged Wayne Pensky as the Company’s Interim Chief Financial Officer, effective May 21, 2022.  Mr. Pensky, age 66, previously served in this same role for the Company from May 26 to September 13, 2020. Prior to his service as Interim Chief Financial Officer for the Company, Mr. Pensky retired as Executive Vice President and Chief Financial Officer of Hexcel Corporation (“Hexcel”), a multinational manufacturer of advanced composite materials used in aerospace and industrial applications, in December 2017. He joined Hexcel in 1993 as Corporate Controller and Chief Accounting Officer and served in a number of capacities of increasing responsibility until becoming Chief Financial Officer in May 2016. From 1979 to 1993, Mr. Pensky was a partner at Arthur Andersen & Co.

Pursuant to the terms of an Executive Services Agreement between Mr. Pensky and the Company, dated April 22, 2022, Mr. Pensky will be paid $40,000 per calendar month (prorated for any partial month worked) to serve as Interim Chief Financial Officer through August 31, 2022 (the “Initial Term”). At the end of the Initial Term (or, if the Company terminates the agreement before the end of the Initial Period for any reason, on such termination date), Mr. Pensky shall receive a restricted stock award with a value of $100,000 that vests immediately upon grant. After the Initial Term, the parties may extend the term of the Executive Services Agreement upon mutual agreement.

The foregoing descriptions of the Executive Services Agreement is qualified in its entirety by reference to the Executive Services Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On April 25, 2022, the Company issued a press release announcing the departure of Mr. Narula, the engagement of Mr. Pensky, and the reiteration of the company’s 2022 full-year guidance, a copy of which is furnished as Exhibit 99.1 and incorporated by reference in Item 7.01 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01. Financial Statements and Exhibits.

Exhibits

10.1	Executive Services Agreement, dated April 22, 2022, by and between 3D Systems Corporation and Wayne Pensky.
99.1	Press release issued on April 25, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: April 25, 2022
	By:	/s/ Andrew M. Johnson
(Signature)
	Name:	Andrew M. Johnson
	Title:	Executive Vice President, Chief Legal Officer and Secretary